Exhibit 15(a)3iii

HOME MORTGAGE PURCHASE PROGRAM
PURSUANT TO THE SALE, SERVICING AND ADMINISTRATION AGREEMENT

PROGRAM NAME:   CitiGroup Mortgage Loan and Trust, Inc.

In accordance with the above referenced Agreement, I, the undersigned, hereby certify as to each Mortgage Loan being serviced by the below named institution that as of the preceding certification date:

1. I am an "Officer" as defined in the above referenced Agreement, and am empowered and authorized to issue this Annual Certification.

2. All taxes, ground rents and assessments for the Mortgages covered herein have been paid.

3. All insurance premiums for flood or other casualty insurance; and FHA premiums or Private Mortgage Insurance premiums on conventional loans have been paid, and all policies as required by the Agreement are in full force. Servicer is in full compliance with the Private Mortgage Insurance automatic termination provisions of the Homeowners Protection Act of 1998, the American Homeownership and Economic Opportunity Act of 2000, and Fannie Mae servicing guidelines where applicable.

4. Inspections have been made monthly on all delinquent, foreclosed or otherwise vacant properties, and any other property the Servicer has reason to believe requires an inspection.

5. Analysis has been made to ensure sufficient moneys are being collected in escrow for the current year.

6. All information returns have been provided to the Internal Revenue Service as required on activity relating to the relevant Mortgage Loans.

7. If Servicer originates mortgage loans for delivery to investor under the referenced Agreement, or services mortgage loans under the referenced Agreement that are registered with MERS, the Servicer has remained a member of MERS in good standing during this Annual Certification period.

8. There is no outstanding or threatened litigation regarding predatory lending practices pertaining to any loans serviced under this Program.


I further certify:

A. To the best of my knowledge and upon reasonable investigation, the servicing of the Mortgage Loans during the year preceding the last certification date of the Agreement has been conducted in compliance with the Agreement except for such exceptions as I am setting forth below.

EXCEPTIONS (if any):



B. A review of activities with respect to performances under the Agreement during the year preceding the last certification date of the Agreement has been made under my supervision and to the best of my knowledge, based on such review, no default exists as of the above date in the fulfillment of any obligations under the Agreement other than the events of default, if any, which I am listing below with the nature and status thereof.


EVENTS OF DEFAULT (if any):  _______________________________________________


NAME OF SERVICING INSTITUTION:          Countrywide Home Loan, Inc.

NAME OF AUTHORIZED OFFICER:             Joseph Candelario

SIGNATURE OF SAME OFFICER:              /s/  Joseph Candelario

TITLE OF SAME OFFICER:                  First Vice President

DATE OF SIGNATURE:                      3/21/2005

CERTIFICATION COVERS PERIOD             FROM: December 1, 2004
                                        TO:   December 31, 2004





ANNUAL CERTIFICATION FOR
HOME MORTGAGE PURCHASE PROGRAM
PURSUANT TO THE SALE, SERVICING AND ADMINISTRATION AGREEMENT

PROGRAM NAME:   CitiGroup Mortgage Loan and Trust, Inc.

In accordance with the above referenced Agreement, I, the undersigned, hereby certify as to each Mortgage Loan being serviced by the below named institution that as of the preceding certification date:

1. I am an "Officer" as defined in the above referenced Agreement, and am empowered and authorized to issue this Annual Certification.

2. All taxes, ground rents and assessments for the Mortgages covered herein have been paid.

3. All insurance premiums for flood or other casualty insurance; and FHA premiums or Private Mortgage Insurance premiums on conventional loans have been paid, and all policies as required by the Agreement are in full force. Servicer is in full compliance with the Private Mortgage Insurance automatic termination provisions of the Homeowners Protection Act of 1998, the American Homeownership and Economic Opportunity Act of 2000, and Fannie Mae servicing guidelines where applicable.

4. Inspections have been made monthly on all delinquent, foreclosed or otherwise vacant properties, and any other property the Servicer has reason to believe requires an inspection.

5. Analysis has been made to ensure sufficient moneys are being collected in escrow for the current year.

6. All information returns have been provided to the Internal Revenue Service as required on activity relating to the relevant Mortgage Loans.

7. If Servicer originates mortgage loans for delivery to investor under the referenced Agreement, or services mortgage loans under the referenced Agreement that are registered with MERS, the Servicer has remained a member of MERS in good standing during this Annual Certification period.

8. There is no outstanding or threatened litigation regarding predatory lending practices pertaining to any loans serviced under this Program.


I further certify:

A. To the best of my knowledge and upon reasonable investigation, the servicing of the Mortgage Loans during the year preceding the last certification date of the Agreement has been conducted in compliance with the Agreement except for such exceptions as I am setting forth below.

EXCEPTIONS (if any):



B. A review of activities with respect to performances under the Agreement during the year preceding the last certification date of the Agreement has been made under my supervision and to the best of my knowledge, based on such review, no default exists as of the above date in the fulfillment of any obligations under the Agreement other than the events of default, if any, which I am listing below with the nature and status thereof.


EVENTS OF DEFAULT (if any):  ________________________________________________

NAME OF SERVICING INSTITUTION:          GMAC MORTGAGE CORPORATION.

NAME OF AUTHORIZED OFFICER:             Michael Kacergis

SIGNATURE OF SAME OFFICER:              /s/  Michael  Kacergis

TITLE OF SAME OFFICER:                  Manager /  NLA Risk and Compliance

DATE OF SIGNATURE:                      3/18/2005


CERTIFICATION COVERS PERIOD             FROM: December 1, 2004
                                        TO:   December 31, 2004




ANNUAL CERTIFICATION FOR
HOME MORTGAGE PURCHASE PROGRAM
PURSUANT TO THE SALE, SERVICING AND ADMINISTRATION AGREEMENT

PROGRAM NAME:   CitiGroup Mortgage Loan and Trust, Inc.

In accordance with the above referenced Agreement, I, the undersigned, hereby certify as to each Mortgage Loan being serviced by the below named institution that as of the preceding certification date:

1. I am an "Officer" as defined in the above referenced Agreement, and am empowered and authorized to issue this Annual Certification.

2. All taxes, ground rents and assessments for the Mortgages covered herein have been paid.

3. All insurance premiums for flood or other casualty insurance; and FHA premiums or Private Mortgage Insurance premiums on conventional loans have been paid, and all policies as required by the Agreement are in full force. Servicer is in full compliance with the Private Mortgage Insurance automatic termination provisions of the Homeowners Protection Act of 1998, the American Homeownership and Economic Opportunity Act of 2000, and Fannie Mae servicing guidelines where applicable.

4. Inspections have been made monthly on all delinquent, foreclosed or otherwise vacant properties, and any other property the Servicer has reason to believe requires an inspection.

5. Analysis has been made to ensure sufficient moneys are being collected in escrow for the current year.

6. All information returns have been provided to the Internal Revenue Service as required on activity relating to the relevant Mortgage Loans.

7. If Servicer originates mortgage loans for delivery to investor under the referenced Agreement, or services mortgage loans under the referenced Agreement that are registered with MERS, the Servicer has remained a member of MERS in good standing during this Annual Certification period.

8. There is no outstanding or threatened litigation regarding predatory lending practices pertaining to any loans serviced under this Program.


I further certify:

A. To the best of my knowledge and upon reasonable investigation, the servicing of the Mortgage Loans during the year preceding the last certification date of the Agreement has been conducted in compliance with the Agreement except for such exceptions as I am setting forth below.

EXCEPTIONS (if any):



B. A review of activities with respect to performances under the Agreement during the year preceding the last certification date of the Agreement has been made under my supervision and to the best of my knowledge, based on such review, no default exists as of the above date in the fulfillment of any obligations under the Agreement other than the events of default, if any, which I am listing below with the nature and status thereof.


EVENTS OF DEFAULT (if any):  _________________________________________________

NAME OF SERVICING INSTITUTION:          WELLS FARGO BANK, N.A.

NAME OF AUTHORIZED OFFICER:             Connie L. Dunn

SIGNATURE OF SAME OFFICER:              /s/  Connie L. Dunn

TITLE OF SAME OFFICER:                  Vice President Loan Documentation

DATE OF SIGNATURE:                      3/18/2005


CERTIFICATION COVERS PERIOD             FROM: December 1, 2004
                                        TO:   December 31, 2004